DERIVED 9/30/05

$59,250,000

Classes M-4, M-7 & M-8

Mezzanine Certificates Offered

(Approximate)

$12,750,000

Class B-1

Subordinated Certificates Offered

(Approximate)

$1,483,500,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and

HEAT 2005-8
CLASS M-4
Triggers Functional
To Maturity	49
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-4

40% Severity
Yield	3.3%	5.3%	7.3%
Discount Margin	74	72	68
Wtd Ave Life	8.4	8.7	8.7
Total Coll Losses to Maturity	14.7%	14.5%	14.0%
DM-Break CDR	18.5%	18.1%	17.2%
Loss on M-4	-	73,887.6	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	8.4	8.4	8.7
Total Coll Losses to Maturity	14.7%	14.4%	14.0%
B/E CDR	18.5%	18.0%	17.2%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.3%	5.3%	7.3%
Discount Margin	68	71	64
Wtd Ave Life	9.3	9.4	9.5
Total Coll Losses to Maturity	15.2%	14.9%	14.3%
DM-Break CDR	14.4%	14.0%	13.3%
Loss on M-4	217,250	101,007	223,356
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	8.9	9.0	9.1
Total Coll Losses to Maturity	15.1%	14.8%	14.2%
B/E CDR	14.3%	13.9%	13.2%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.3%	5.4%	7.3%
Discount Margin	74	74	69
Wtd Ave Life	9.5	9.8	9.9
Total Coll Losses to Maturity	15.4%	15.1%	14.5%
DM-Break CDR	11.7%	11.4%	10.8%
Loss on M-4	-	-	165,109
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.5	9.8	9.9
Total Coll Losses to Maturity	15.4%	15.1%	14.5%
B/E CDR	11.7%	11.4%	10.8%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Triggers Functional
To Maturity	60
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-4

40% Severity
Yield	3.3%	5.3%	7.3%
Discount Margin	74	73	68
Wtd Ave Life	8.8	9.0	9.3
Total Coll Losses to Maturity	13.0%	12.6%	12.0%
DM-Break CDR	15.7%	15.0%	14.1%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	8.8	9.0	9.3
Total Coll Losses to Maturity	13.0%	12.6%	12.0%
B/E CDR	15.7%	15.0%	14.1%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.4%	5.3%	7.3%
Discount Margin	74	73	68
Wtd Ave Life	9.5	9.4	9.8
Total Coll Losses to Maturity	13.7%	13.2%	12.5%
DM-Break CDR	12.6%	12.0%	11.3%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.5	9.4	9.8
Total Coll Losses to Maturity	13.7%	13.2%	12.5%
B/E CDR	12.6%	12.0%	11.3%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.4%	523.5%	7.3%
Discount Margin	74	60	68
Wtd Ave Life	9.8	10.1	9.9
Total Coll Losses to Maturity	14.1%	13.7%	12.9%
DM-Break CDR	10.5%	10.1%	9.4%
Loss on M-4	-	554,034	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.8	9.6	9.9
Total Coll Losses to Maturity	14.1%	13.6%	12.9%
B/E CDR	10.5%	10.0%	9.4%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS M-4
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-4

200% PPC
Yield	3.0%	5.1%	7.0%	19.333
Discount Margin	60	74	62	20.073
Wtd Ave Life	1.7	3.5	3.5	21.091
Total Coll Losses to Maturity	5.2%	11.1%	11.6%
DM-Break CDR	9.0%	20.0%	21.0%
Loss on M-4	-	21,523	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	3.4	3.5	3.5
Total Coll Losses to Maturity	10.7%	11.1%	11.6%
B/E CDR	19.3%	20.0%	21.0%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.3%	5.3%	7.3%
Discount Margin	68	71	64
Wtd Ave Life	9.3	9.4	9.5
Total Coll Losses to Maturity	15.2%	14.9%	14.3%
DM-Break CDR	14.4%	14.0%	13.3%
Loss on M-4	217,250	101,007	223,356
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	8.9	9.0	9.1
Total Coll Losses to Maturity	15.1%	14.8%	14.2%
B/E CDR	14.3%	13.9%	13.2%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.5%	5.5%	7.5%
Discount Margin	73	68	67
Wtd Ave Life	14.9	15.9	15.9
Total Coll Losses to Maturity	21.5%	21.0%	19.7%
DM-Break CDR	12.7%	12.1%	11.0%
Loss on M-4	-	336,646	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	14.9	15.1	15.9
Total Coll Losses to Maturity	21.5%	20.8%	19.7%
B/E CDR	12.7%	12.0%	11.0%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS M-4
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-4

200% PPC
Yield	3.0%	5.1%	7.0%	17.645
Discount Margin	60	74	62	18.274
Wtd Ave Life	1.7	3.6	3.7	19.201
Total Coll Losses to Maturity	5.2%	10.1%	10.7%
DM-Break CDR	9.0%	18.2%	19.2%
Loss on M-4	-	142,554	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	3.6	3.6	3.7
Total Coll Losses to Maturity	9.8%	10.1%	10.7%
B/E CDR	17.6%	18.2%	19.2%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.4%	5.3%	7.3%
Discount Margin	74	73	68
Wtd Ave Life	9.5	9.4	9.8
Total Coll Losses to Maturity	13.7%	13.2%	12.5%
DM-Break CDR	12.6%	12.0%	11.3%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.5	9.4	9.8
Total Coll Losses to Maturity	13.7%	13.2%	12.5%
B/E CDR	12.6%	12.0%	11.3%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.4%	5.5%	747.6%
Discount Margin	60	72	67
Wtd Ave Life	16.3	16.3	17.5
Total Coll Losses to Maturity	19.6%	18.6%	17.4%
DM-Break CDR	11.0%	10.1%	9.1%
Loss on M-4	800,853	-	121,967
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	15.5	16.3	16.4
Total Coll Losses to Maturity	19.5%	18.6%	17.2%
B/E CDR	10.9%	10.1%	9.0%
Loss on M-4	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps